LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

July 28, 1999

Dear Shareholder:

This report contains investment results and market commentary for The Southern Africa Fund (the "Fund") for the semi-annual reporting period ended May 31, 1999.

INVESTMENT RESULTS

The following table provides investment results for the Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the three-, six- and 12-month periods ended May 31, 1999. The Fund's outperformance relative to its benchmark index over the three- and six-month periods under review was a result of the Fund's underweighting in gold and gold-related stocks, which performed poorly during these periods. Additionally, the Fund's outperformance was due to a weak bullion price and our focus on individual growth stocks where we added significant value on a security selection basis.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended May 31, 1999

                                                       Total Returns

                                           3 Months       6 Months     12 Months
                                           --------       --------     ---------
The Southern
 Africa Fund                                12.11%         11.20%       -27.72%
Johannesburg Stock
 Exchange (JSE)
 All-Share Index                             9.74%          6.87%       -27.63%

* The Fund's investment results are total returns for the periods and are based on the net asset value of the Fund's shares as of May 31, 1999. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

      The Johannesburg Stock Exchange (JSE) All-Share Index is a
      capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

MARKET COMMENTARY

Market sentiment in South Africa has improved markedly over the past few months. The relatively untroubled re-election of the African National Congress (ANC) under Thabo Mbeki, as well as an improved global pricing environment for commodities (with the exception of gold), has led to some upward revisions in gross domestic product (GDP) estimates for 1999 and 2000. Overall GDP growth is now expected to be mildly positive in 1999 with a stronger recovery taking hold next year when we expect GDP growth to be in the region of 3.0%.

In our view, the new ANC administration is unlikely to pursue any significant policy changes relative to the outgoing government. However, we expect that the relatively poor showing of the more left-wing candidates should allow Mr. Mbeki to steer a more pragmatic course with regards to relations with South Africa's trade unions as well as the issue of black empowerment.

In the face of this perceived political stability, the South African currency has risen marginally against the U.S. dollar, thereby reviving expectations of further cuts in interest rates. This anticipation has been further enhanced by a significant decline in the growth of money supply, which has been the central bank's primary target indicator. Although short-term inflation numbers have fallen less than most expectations, we would expect to see some further significant rate cuts over the second half of this year.

This should provide a particularly positive background for the stock market. A combination of rising growth estimates and falling interest rates should serve to push money into the stock market which, at this point in time, is not discounting any significant improvement in corporate earnings either this year or next. At the same time, however, we remain disappointed with the speed of the dismantling

                                                        The Southern Africa Fund
================================================================================

of exchange controls. Were the authorities to move quickly now to eliminate these impediments to the free flow of capital, we could anticipate a potentially substantial rally in South African stock prices. As it stands, many major South African corporations continue to move their primary listings from the Johannesburg Stock Exchange to the London Stock Exchange. The outflow of management talent that results from these moves can only be stemmed by removing the prime motivation for primary offshore listings -- exchange controls.

Despite the slow removal of these controls, we do continue to anticipate a further upward move in South African share prices even without the controls' immediate elimination. Valuations remain low and most foreign investors are significantly underweighted in the region. Further, good macro-economic news is likely to lead to a meaningful increase in the capital flows into the country.

PORTFOLIO STRATEGY AND MARKET OUTLOOK

As a result of our positive outlook, the Fund remains broadly and fully invested. We have increased the economic sensitivity of the Fund's portfolio in recent months as our global growth estimates have been revised upwards. However, the main focus of the Fund remains on companies with strong relative growth prospects and focused businesses. These groups have served us well in the past. We believe they will continue to do so in the future, particularly due to the fact that we anticipate some multiple expansion as interest rates decline.

Thank you for your continued interest and participation in The Southern Africa Fund. We look forward to reporting to you again on developments in the Southern African markets and your Fund's investment results in coming periods.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST HOLDINGS
May 31, 1999 (unaudited)                                The Southern Africa Fund
================================================================================

--------------------------------------------------------------------------------------------------------
COMPANY                                                   U.S.$ VALUE              PERCENT OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Rembrandt Group, Ltd.                                     $ 4,765,275                       6.1%
M-Cell, Ltd.                                                4,354,869                       5.5
Standard Bank Investment Corp., Ltd.                        4,134,984                       5.3
Nedcor, Ltd.                                                3,737,943                       4.7
Billiton Plc.                                               3,431,662                       4.4
South African Breweries, Ltd.                               3,348,950                       4.3
Firstrand Limited                                           2,949,541                       3.8
Econet Wireless Holding                                     2,940,551                       3.8
Liberty Life Association of Africa, Ltd.                    2,923,402                       3.7
Anglo-American Corp. of South Africa, Ltd.                  2,834,856                       3.6
Total                                                     $35,422,033                      45.2%
--------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
May 31, 1999 (unaudited)                                The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

COMMON STOCKS
& OTHER INVESTMENTS--98.1%
BOTSWANA--1.6%

CONSUMER
  MANUFACTURING--0.4%
   MISCELLANEOUS--0.4%
   Sefalana Holdings Co. ...................           350,000        $  313,863
                                                                      ----------

CONSUMER STAPLES--0.6%
  BEVERAGES--0.6 %
   Kgolo Ya Sechaba, Ltd. ..................           100,000            11,605
   Sechaba Breweries, Ltd. .................           398,000           432,487
                                                                      ----------
                                                                         444,092
                                                                      ----------

FINANCIAL SERVICES--0.6%
  INSURANCE--0.6%
   Botswana Insurance
    Holdings, Ltd. .........................           219,979           464,156
                                                                      ----------

  Total Botswanan Securities
   (cost $1,062,305) .......................                           1,222,111
                                                                      ----------

KENYA--0.6%

CONSUMER STAPLES--0.6%
  BEVERAGES--0.6%
   East African Breweries, Ltd
     (cost $421,655) .......................           452,623           507,915
                                                                      ----------

MALAWI--1.5%

CONSUMER SERVICES--1.5%
  PRINTING & PUBLISHING--1.5%
   Press Corporation(a)(b)
     (cost $2,002,637) .....................           188,750         1,157,038
                                                                      ----------

MAURITIUS--1.6%

CONSUMER SERVICES--0.6%
  RESTAURANTS & LODGING--0.6%
   New Mauritius Hotels, Ltd. ..............           167,358           292,910
   Rogers and Company, Ltd. ................            83,679           203,040
                                                                      ----------
                                                                         495,950
                                                                      ----------

CONSUMER SERVICES--0.5%
  BEVERAGES--0.5%
   Mauritius Breweries, Ltd. ...............           102,122           373,716
                                                                      ----------

FINANCIAL SERVICES--0.5%
  BANKING--0.5%
   Mauritius Commercial
    Banking ................................           100,000           377,884
                                                                      ----------

  Total Mauritian Securities
   (cost $1,154,737) .......................                           1,247,550
                                                                      ----------

NAMIBIA--1.2%

BASIC INDUSTRY--0.5%
  MINING & METALS--0.5%
   Namibian Minerals Corp.(a) ..............           130,000           414,375
                                                                      ----------

CONSUMER STAPLES--0.7%
  BEVERAGES--0.7%
   Namibian Breweries, Ltd. ................         1,000,000           543,131
                                                                      ----------

  Total Namibian Securities
   (cost $1,071,883) .......................                             957,506
                                                                      ----------

SOUTH AFRICA--84.9%

BASIC INDUSTRIES--12.6%
  GOLD--1.8%
   Anglogold, Ltd. .........................            38,200         1,437,757
                                                                      ----------

  MINING & METALS--7.5%
   Anglo American Platinum .................            80,100         1,475,204
   Billiton Plc ............................         1,106,400         3,431,662
   South African Iron &
    Steel Industry Corp. ...................         3,993,586           962,696
                                                                      ----------
                                                                       5,869,562
                                                                      ----------

  MISCELLANEOUS--3.3%
   Johnnies Industrial Co. .................           451,000         2,598,369
                                                                      ----------
                                                                       9,905,688
                                                                      ----------

                                                        The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

CONSUMER SERVICES--12.7%
  BROADCASTING & CABLE--3.3%
   Electronic Media /Supersports
    International Hldgs ....................         1,700,000       $ 1,051,828
    M-Web Holdings, Ltd.(a)  ...............           495,992         1,498,538
                                                                     -----------
                                                                       2,550,366
                                                                     -----------

  PRINTING & PUBLISHING--3.3%
   Nasionale Pers Beperk,
    N shares ...............................           569,570         2,585,834
                                                                     -----------

  RETAIL--GENERAL
   MERCHANDISE--6.1%
    New Clicks Holdings, Ltd. ..............         1,736,227         2,511,216
    Pick `N Pay Stores, Ltd. ...............         1,836,500         2,302,081
                                                                     -----------
                                                                       4,813,297
                                                                     -----------
                                                                       9,949,497
                                                                     -----------

CONSUMER STAPLES--12.8%
  BEVERAGES--6.7%
   Amalgamated Beverage
    Industries, Ltd. .......................           286,100         1,885,110
   South African
    Breweries, Ltd. ........................           415,945         3,348,950
                                                                     -----------
                                                                       5,234,060
                                                                     -----------

  TOBACCO--6.1%
   Rembrandt Group, Ltd. ...................           670,100         4,765,275
                                                                     -----------
                                                                       9,999,335
                                                                     -----------

ENERGY--2.6%
  DOMESTIC INTEGRATED--2.6%
   Energy Africa, Ltd.(a) ..................         1,193,550         2,052,388
                                                                     -----------

FINANCIAL SERVICES--22.5%
  BANKING--16.3%
   ABSA Group, Ltd. ........................           420,000         1,930,414
   Firstrand Limited .......................         3,132,000         2,949,541
   Nedcor, Ltd. ............................           186,373         3,737,943
   Standard Bank
    Investment Corp., Ltd. .................         1,343,600         4,134,984
                                                                     -----------
                                                                      12,752,882
                                                                     -----------

  INSURANCE--2.5%
   Forbes Group, Ltd. ......................           774,000         1,977,758
                                                                     -----------

  MISCELLANEOUS FINANCE--3.7%
   Liberty Life Association. of Africa, Ltd.           216,558         2,923,402
                                                                     -----------
                                                                      17,654,042
                                                                     -----------

HEALTH CARE--1.3%
  MISCELLANEOUS
   HEALTH CARE--1.3%
    Macmed Health
     Care, Ltd.(a) .........................         3,394,248           981,864
    Macmed Health
     Care, Ltd. Rights(a) ..................           818,390             1,315
                                                                     -----------
                                                                         983,179
                                                                     -----------

MULTI-INDUSTRY
  COMPANIES--6.8%
   Anglo-American Corp. of
     South Africa, Ltd. ....................            62,420         2,834,856
   Financiere Richemont-
     Dep Rec ...............................           156,300         2,516,876
                                                                     -----------
                                                                       5,351,732
                                                                     -----------

TECHNOLOGY--8.1%
  CHEMICALS--2.5%
   AECI, Ltd. ..............................           909,000         1,928,292
                                                                     -----------

  COMPUTER SOFTWARE--5.6%
   Dimension Data
    Holdings, Ltd.(a) ......................           639,841         2,570,675
   Usko, Ltd. ..............................         6,822,754         1,863,991
                                                                     -----------
                                                                       4,434,666
                                                                     -----------
                                                                       6,362,958
                                                                     -----------

UTILITY--5.5%
  TELEPHONE UTILITY--5.5%
   M-Cell, Ltd. ............................         2,958,316         4,354,869
                                                                     -----------

  Total South African Securities
   (cost $69,695,078) ......................                          66,613,688
                                                                     -----------

PORTFOLIO OF INVESTMENTS (continued)                    The Southern Africa Fund
================================================================================

Company                                                 Shares       U.S.$ Value
--------------------------------------------------------------------------------

ZAMBIA--1.1%

CONSUMER STAPLES--0.2%
  BEVERAGES--0.2%
   National Breweries Plc.(a) ..............         2,000,000       $   154,890
                                                                     -----------
  FOOD--0.2%
   Zambia Sugar Co. ........................        30,720,000           159,425
                                                                     -----------
  TOBACCO--0.7%
   Rothmans of Pall Mall
    (Zambia) Berhad ........................        16,079,032           544,954
                                                                     -----------
  Total Zambian Securities
   (cost $1,162,450) .......................                             859,269
                                                                     -----------

ZIMBABWE--5.6%

CONSUMER STAPLES--1.3%
  BEVERAGES--1.3%
   Delta Corp. .............................         3,844,282         1,014,043
                                                                     -----------
FINANCIAL SERVICES--0.5%
  BANKING--0.5%
   NMBZ Holdings, Ltd. .....................         1,025,000           410,269
                                                                     -----------

                                                    Shares or
                                                    Principal
                                                      Amount
Company                                               (000)          U.S.$ Value
--------------------------------------------------------------------------------

CONSUMER SERVICES--3.8%
  BROADCASTING & CABLE--3.8%
   Econet Wireless
    Holding(a) .............................        29,100,000       $ 2,940,551
                                                                     -----------

   Total Zimbabwean Securities
     (cost $3,346,223) .....................                           4,364,863
                                                                     -----------

   Total Common Stocks and
    Other Investments
     (cost $79,916,968) ....................                          76,929,940
                                                                     -----------

TIME DEPOSIT--0.4%
  Brown Brothers Harriman & Co. ............
   4.625%, 6/01/99
   (cost $300,000) .........................              $300       $   300,000
                                                                     -----------

TOTAL INVESTMENTS--98.5%
   (cost $80,216,968) ......................                          77,229,940
  Other assets less liabilities--1.5% ......                           1,174,449
                                                                     -----------

NET ASSETS--100% ...........................                         $78,404,389
                                                                     ===========

--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b)  U.S. Dollar denominated security.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (unaudited)                                The Southern Africa Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $80,216,968) ........   $77,229,940
  Cash, at value (cost $1,724,391) ..............................     1,694,901
  Receivable for investment securities sold .....................       951,579
  Dividends and interest receivable .............................       135,932
                                                                    -----------
  Total assets ..................................................    80,012,352
                                                                    -----------
LIABILITIES
  Payable for investment securities purchased ...................       910,769
  Tender fees payable ...........................................       169,737
  Advisory fee payable ..........................................       157,248
  Sub-advisory fee payable ......................................        52,416
  Administrative fee payable ....................................        12,432
  Accrued expenses and other liabilities ........................       305,361
                                                                    -----------
  Total liabilities .............................................     1,607,963
                                                                    -----------
NET ASSETS ......................................................   $78,404,389
                                                                    ===========
COMPOSITION OF NET ASSETS:
  Common stock, at par ..........................................   $    60,071
  Additional paid-in capital ....................................    82,684,676
  Undistributed net investment income ...........................       297,013
  Accumulated net realized losses on investment transactions ....    (1,620,539)
  Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ..................    (3,016,832)
                                                                    -----------
                                                                    $78,404,389
                                                                    ===========
NET ASSET VALUE PER SHARE
  (based on 6,007,100 shares outstanding) .......................        $13.05
                                                                    ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (unaudited)               The Southern Africa Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $32,096) ........   $1,231,564
  Interest ....................................................       49,849    $1,281,413
                                                                  ----------
EXPENSES
  Management fee ..............................................      296,999
  Audit & legal ...............................................      134,292
  Sub-advisory fee ............................................       99,000
  Directors' fees and expenses ................................       92,806
  Administrative fee ..........................................       76,200
  Custodian ...................................................       63,783
  Reports and notices to shareholders .........................       29,802
  Transfer agency .............................................        4,348
  Amortization of organization expenses .......................        3,152
  Registration ................................................        1,550
  Miscellaneous ...............................................        7,619
                                                                  ----------
  Total expenses ..............................................                    809,551
                                                                                ----------
  Net investment income .......................................                    471,862
                                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ................                   (853,842)
  Net realized loss on foreign currency transactions ..........                   (137,914)
  Net change in unrealized depreciation of:
   Investments ................................................                  8,143,296
   Foreign currency denominated assets and liabilities ........                    (26,043)
                                                                                ----------
  Net gain on investments and foreign currency transactions ...                  7,125,497
                                                                                ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....................                 $7,597,359
                                                                                ==========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                        The Southern Africa Fund
================================================================================

                                                                                Six Months Ended   Year Ended
                                                                                  May 31, 1999    November 30,
                                                                                   (unaudited)        1998
                                                                                  ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .......................................................   $    471,862    $    892,421
  Net realized gain (loss) on investments and foreign currency transactions ...       (991,756)        400,146
  Net change in unrealized appreciation (depreciation) of investments
   and foreign currency denominated assets and liabilities ....................      8,117,253     (24,121,657)
                                                                                  ------------    ------------
  Net increase (decrease) in net assets from operations .......................      7,597,359     (22,829,090)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .......................................................            -0-        (892,421)
  Distributions in excess of net investment income ............................            -0-      (1,624,554)
  Net realized gains ..........................................................     (2,300,720)    (15,558,389)
COMMON STOCK TRANSACTIONS
  Tender offer costs ..........................................................       (169,737)            -0-
                                                                                  ------------    ------------
  Total increase (decrease) ...................................................      5,126,902     (40,904,454)
NET ASSETS:
  Beginning of year ...........................................................     73,277,487     114,181,941
                                                                                  ------------    ------------
  End of period (including undistributed net investment income
   of $297,013 as of May 31, 1999) ............................................   $ 78,404,389    $ 73,277,487
                                                                                  ============    ============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 1999 (unaudited)                                The Southern Africa Fund
================================================================================

NOTE A: Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Management, Sub-advisory and Administrative fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the new terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or
(ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. There were no reimbursements from the Fund to AFS during the six months ended May 31, 1999 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $16,927,721 and $17,450,048, respectively, for the six months ended May 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 1999.

At May 31, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,863,156 and gross unrealized depreciation of investments was $10,850,182 resulting in net unrealized depreciation of $2,987,026 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

                                                        The Southern Africa Fund
================================================================================

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At May 31, 1999, the Fund had no outstanding forward exchange currency contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at May 31, 1999, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.

--------------------------------------------------------------------------------

NOTE F: Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have

                                                        The Southern Africa Fund
================================================================================

responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by July 31, 1999. The same process is being performed for non-mission critical systems with estimated completion by July 31, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by July 31, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is July 31, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

--------------------------------------------------------------------------------

NOTE G: Subsequent Event

On June 24, 1999, the Fund purchased and retired 1,201,420 shares of its outstanding common stock for $14.30 per share pursuant to a tender offer. The Fund incurred tender offer costs of $169,737 which were charged to additional paid-in capital.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                            Six Months Ended                Year Ended November 30,
                                                              May 31, 1999      -----------------------------------------------
                                                               (unaudited)        1998         1997         1996         1995
                                                                --------        --------     --------     --------     --------
Net asset value, beginning of period ........................     $12.20          $19.01       $20.08       $21.49       $18.34
                                                                --------        --------     --------     --------     --------

Income From Investment Operations
---------------------------------
Net investment income .......................................        .08             .16          .41          .39          .17
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ..............................................       1.15           (3.96)        1.10         (.30)        4.27
                                                                --------        --------     --------     --------     --------

Net increase (decrease) in net asset valuefrom operations ...       1.23           (3.80)        1.51          .09         4.44
                                                                --------        --------     --------     --------     --------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income ........................        -0-            (.15)        (.34)        (.59)        (.52)
Distributions in excess of net investment income ............        -0-            (.27)         -0-          -0-          -0-
Distribution from net realized gains on
  investments and foreign currency transactions .............      (0.38)          (2.59)       (2.24)        (.91)        (.77)
                                                                --------        --------     --------     --------     --------

Total dividends and distributions ...........................      (0.38)          (3.01)       (2.58)       (1.50)       (1.29)
                                                                --------        --------     --------     --------     --------

Net asset value, end of period ..............................     $13.05          $12.20       $19.01       $20.08       $21.49
                                                                ========        ========     ========     ========     ========

Market value, end of period .................................    $11.125        $10.0625      $15.375       $16.50       $16.75
                                                                ========        ========     ========     ========     ========

Total Return
------------
Total investment return based on: (c)
  Market value ..............................................      14.93%         (18.11)%       9.28%        6.12%       22.90%
  Net asset value ...........................................      11.20%         (19.70)%      11.03%         .66%       27.89%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) ...................    $78,404         $73,277     $114,182     $120,612     $129,112
Ratio of expenses to average net assets .....................       2.18%(d)        2.10%        2.05%        2.04%        2.05%
Ratio of net investment income toaverage net assets .........       1.27%(d)        0.95%        2.00%        1.87%         .94%
Portfolio turnover rate .....................................         23%             86%          46%          62%          41%

                                                               March 7, 1994 (a)
                                                                      to
                                                               November 30, 1994
                                                               -----------------
Net asset value, beginning of period ........................        $13.87(b)
                                                                   --------

Income From Investment Operations
---------------------------------
Net investment income .......................................           .42
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ..............................................          4.05
                                                                   --------

Net increase (decrease) in net asset valuefrom operations ...          4.47
                                                                   --------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income ........................           -0-
Distributions in excess of net investment income ............           -0-
Distribution from net realized gains on
  investments and foreigncurrency transactions ..............           -0-
                                                                   --------

Total dividends and distributions ...........................           -0-
                                                                   --------

Net asset value, end of period ..............................        $18.34
                                                                   ========

Market value, end of period .................................       $14.875
                                                                   ========

Total Return
------------
Total investment return based on: (c)
  Market value ..............................................          5.50%
  Net asset value ...........................................         30.07%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) ...................      $110,181
Ratio of expenses to average net assets .....................          2.30%(d)
Ratio of net investment income toaverage net assets .........          3.65%(d)
Portfolio turnover rate .....................................            15%

--------------------------------------------------------------------------------
(a)   Commencement of operations.
(b)   Net of offering costs of $.23.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d)   Annualized.

ADDITIONAL INFORMATION                                  The Southern Africa Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of the Shareholders of The Southern Africa Fund was held on April 27, 1999. The description of each proposal and number of shares are as follows:

                                                                         Shares
                                                                       Voted For
--------------------------------------------------------------------------------
1. To elect Directors:           Class One Directors
                                 (term expires 2002)
                                 David H. Williams                     2,447,481
                                 Prof. Dennis Davis                    2,436,772
                                 Wendy N. Luhabe                       2,440,648
                                 Sam N. Montsi                         2,446,198
                                 Ronald G. Olin                          637,004
                                 Ralph W. Bradshaw                       637,004
                                 Gary A. Bentz                           637,004
                                 William A. Clark                        637,004

                                 Class Two Directors
                                 (term expires 2001)
                                 Johannes C. van Reenen                2,440,673

                                                       Shares Voted      Shares Voted         Shares Voted
                                                            for            Against              Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year ending November 30, 1999:                2,740,283             19,945             391,722

----------------------------------------------------------------------------------------------------------
3. Stockholder proposal to recommend that the
   Board of Directors take steps necessary to
   provide all stockholders the option of receiving
   net asset value for their shares within two months
   of the annual meeting:                                 784,516          2,250,900             116,530

----------------------------------------------------------------------------------------------------------
4. Stockholder proposal recommending that all
   directors not standing for election who oppose the
   proposal to resign their positions as Directors of
   the Fund:                                              722,551          2,262,331             167,064

----------------------------------------------------------------------------------------------------------
5. Stockholder proposal that the advisory contract
   between the Fund and Alliance Capital
   Management LP be terminated within sixty days:         559,802          2,280,882             170,427

----------------------------------------------------------------------------------------------------------
6. Stockholder proposal recommending that the
   Board of Directors authorize and direct the officers
   of the Fund to reimburse the Soliciting Stockholder
   for reasonable fees and expenses associated with
   initial proxy communication:                           671,503          2,312,768             167,673

----------------------------------------------------------------------------------------------------------

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President       Wendy N. Luhabe
T.N. Chapman(1)                                Ronnie Masson
Prof. Dennis Davis(1)                          Sam N. Montsi
David D.T. Hatendi(1)                          Johannes C. van Reenen
Dr. Willem de Klerk(1)                         Frank Savage
Moss L. Leoka                                  Dr. Reba W. Williams
                                               Peter G.A. Wrighton(1)

OFFICERS

Norman S. Bergel, Senior Vice President        Edmund P. Bergan, Jr., Secretary
Mark H. Breedon, Senior Vice President         Mark D. Gersten, Treasurer &
Russell Brody, Vice President                    Chief Financial Officer
                                               Vincent S. Noto, Controller

ADMINISTRATOR                                  INDEPENDENT AUDITORS

Princeton Administrators, L.P.                 Ernst & Young LLP
P.O. Box 9095                                  787 Seventh Avenue
Princeton, NJ 08543-9095                       New York, NY 10019

CUSTODIAN                                      DIVIDEND PAYING AGENT,
                                               TRANSFER AGENT AND REGISTRAR
Brown Brothers Harriman & Co.
40 Water Street                                The Bank of New York
Boston, MA 02109                               101 Barclay Street
                                               New York, NY 10286
LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Southern Africa Fund

Summary of General Information

Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.

The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital[LOGO]

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFSR 599


                                       THE
                                 ---------------
                                 SOUTHERN AFRICA
                                 ---------------
                                      FUND
                                 ---------------

                                    [GRAPHIC]

                               Semi-Annual Report
                               May 31, 1999

                                                                     Alliance(R)